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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                         Date of Report January 31, 2001


                         SBA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

           Florida                             000-30110                                 65-0716501
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  (State or other jurisdiction           Commission File Number              (I.R.S. Employer Identification No.)
of incorporation or organization)




            One Town Center Road, Boca Raton, Florida                                       33486
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                 (Address of principal executive offices)                                 (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
              ----------------------------------------------------
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Item 5            Other Information

                  SBA Communications Corporation ("SBA") announced it sold $500,000,000 of its 10.25% Senior Notes (the "Notes") due 2009.

                  The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7            Financial Statements and Exhibits

                  99.1     Press release dated January 26, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




January 31, 2001               /s/  Pamela J. Kline
                               --------------------
                               Pamela J. Kline
                               Chief Accounting Officer